EXHIBIT 10.5
              STILLWATER NATIONAL BANK AND TRUST COMPANY 2002 AND
                        2003 DEFERRED COMPENSATION PLANS

                 THE STILLWATER NATIONAL BANK AND TRUST COMPANY
                           DEFERRED COMPENSATION PLAN
                              (2002 PLAN AGREEMENT)

                         Deferred Compensation Agreement

         AGREEMENT, made this 31st day of December, 2001, by and between Rick Green. (the "Participant"), and Stillwater National Bank and Trust Company (the "Bank").

         WHEREAS, the Bank has established the Stillwater National Bank and Trust Company Deferred Compensation Plan (the "Plan"), and the Participant is eligible to participate in said Plan:

         NOW THEREFORE, it is mutually agreed as follows:

         1. The Participant, by the execution hereof, agrees to participate in the Plan upon the terms and conditions set forth therein, and, in accordance therewith, makes the following elections:

                  a. The amount of compensation which the Participant hereby elects to defer is (i) _____ percent (____%) of the amount otherwise earned from the date of this Agreement forward, (ii) all amounts of compensation in excess of $ per (month/quarter/year[cross inapplicable periods]), (iii) _____ percent (____%) of any salary reduction contributions that the Participant would have made to the Bank's tax-qualified defined contribution or profit-sharing plan except for applicable tax law limitations on plan contributions, and/or
(iv) ____ percent (____%) of any bonus paid following the date hereof during the remainder of the calendar year. This election will continue in force until revoked by the Participant in a writing sent to the Bank, or until the Participant ceases service with the Bank, or until the Plan is terminated by appropriate corporate action, whichever shall first occur.

                  b. Until distributed to the Participant, the amounts deferred pursuant to paragraph 2.a. hereof shall appreciate or depreciate for each calendar quarter in a calendar year as though they were invested as follows:

                  ____% in an uninsured, nondeposit fund account having an annual return for each calendar quarter equal to one percentage point (1.00%) less than the annualized average interest rate earned (non-taxable equivalent) by the Bank on average interest-earning assets for the previous calendar quarter, as calculated in good faith by the Bank.

                  ____% in a fund invested in common stock of Southwest Bancorp, Inc. (the "Stock Fund").

                  c. The amounts deferred and any related accumulated income on such deferrals shall be distributed beginning during the first 15 days of January of:

                                  [Choose One]

                  ( )      the calendar year immediately following the year in
which the Participant ceases service with the Bank.

                  ( )      the year in which the Participant attains 72 years of
age.

                  ( ) the later of the calendar year immediately following the year in which the Participant ceases service with the Bank, and ______________, ______(a specific date not later than the year in which the Participant will attain 72 years of age).
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                  d. The Participant, pursuant to the Plan, hereby elects to have the amount deferred and any related accumulated earnings distributed as follows:

                                  [Choose One]

                  ( )      monthly over a ten-year period

                  ( )      monthly over a five-year period (must be less than
 ten (10) years)

                  ( )      in a lump sum

                  e. All distributions made pursuant to the Plan and this Agreement will be made in cash.

         2. The Participant hereby designates: _______________________ to be his or her beneficiary and to receive the balance of any unpaid deferred compensation and related earnings.

         3. Except for the beneficiary designation made in paragraph 2 hereof (which may be revised at any time and from time to time), the elections made herein shall be irrevocable with respect to (i) the time and method of payment of the amounts deferred during the term of the Agreement, and (ii) the deemed future investment on such amounts. Any changes to the elections made herein by said Participant will be limited to the range of choices offered herein, and shall be prospective only.

         4. The Bank agrees to make payment of the amount due the Participant in accordance with the terms of the Plan and the elections made by the Participant herein.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above-written.

                                                 PARTICIPANT

                                                 ------------------------------
                                                 Participant


                                                 STILLWATER NATIONAL BANK
                                                        AND TRUST COMPANY

                                                 By ____________________________
                                                 Its ___________________________

                                       2
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                 THE STILLWATER NATIONAL BANK AND TRUST COMPANY
                           DEFERRED COMPENSATION PLAN
                              (2003 PLAN AGREEMENT)

                         Deferred Compensation Agreement

         AGREEMENT, made this 30th day of December, 2002, by and between Rick Green (the "Participant"), and Stillwater National Bank and Trust Company (the "Bank").

         WHEREAS, the Bank has established the Stillwater National Bank and Trust Company Deferred Compensation Plan (the "Plan"), and the Participant is eligible to participate in said Plan:

         NOW THEREFORE, it is mutually agreed as follows:

         1. The Participant, by the execution hereof, agrees to participate in the Plan upon the terms and conditions set forth therein, and, in accordance therewith, makes the following elections:

                  a. The amount of compensation which the Participant hereby elects to defer is (i) _____ percent (____%) of the amount otherwise earned from the date of this Agreement forward, (ii) all amounts of compensation in excess of $ per (month/quarter/year[cross inapplicable periods]), (iii) _____ percent (____%) of any salary reduction contributions that the Participant would have made to the Bank's tax-qualified defined contribution or profit-sharing plan except for applicable tax law limitations on plan contributions, and/or
(iv) ____ percent (____%) of any bonus paid following the date hereof during the remainder of the calendar year. This election will continue in force until revoked by the Participant in a writing sent to the Bank, or until the Participant ceases service with the Bank, or until the Plan is terminated by appropriate corporate action, whichever shall first occur.

                  b. Until distributed to the Participant, the amounts deferred pursuant to paragraph 2.a. hereof shall appreciate or depreciate for each calendar quarter in a calendar year as though they were invested as follows:

                  ____% in an uninsured, nondeposit fund account having an annual return for each calendar quarter equal to one percentage point (1.00%) less than the annualized average interest rate earned (non-taxable equivalent) by the Bank on average interest-earning assets for the previous calendar quarter, as calculated in good faith by the Bank.

                  ____% in a fund invested in common stock of Southwest Bancorp, Inc. (the "Stock Fund").

                  c. The amounts deferred and any related accumulated income on such deferrals shall be distributed beginning during the first 15 days of January of:

                                  [Choose One]

                  ( )      the calendar year immediately following the year in
which the Participant ceases service with the Bank.

                  ( )      the year in which the Participant attains 72 years of
age.

                  ( ) the later of the calendar year immediately following the year in which the Participant ceases service with the Bank, and ______________, ______(a specific date not later than the year in which the Participant will attain 72 years of age).

                  d. The Participant, pursuant to the Plan, hereby elects to have the amount deferred and any related accumulated earnings distributed as follows:

                                      E-1
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                                  [Choose One]

                  ( )      monthly over a ten-year period

                  ( )      monthly over a five-year period (must be less than
ten (10) years)

                  ( )      in a lump sum

                  e. All distributions made pursuant to the Plan and this Agreement will be made in cash.

         2. The Participant hereby designates: _______________________ to be his or her beneficiary and to receive the balance of any unpaid deferred compensation and related earnings.

         3. Except for the beneficiary designation made in paragraph 2 hereof (which may be revised at any time and from time to time), the elections made herein shall be irrevocable with respect to (i) the time and method of payment of the amounts deferred during the term of the Agreement, and (ii) the deemed future investment on such amounts. Any changes to the elections made herein by said Participant will be limited to the range of choices offered herein, and shall be prospective only.

         4. The Bank agrees to make payment of the amount due the Participant in accordance with the terms of the Plan and the elections made by the Participant herein.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above-written.

                                                 PARTICIPANT

                                                 ------------------------------
                                                 Participant


                                                 STILLWATER NATIONAL BANK
                                                        AND TRUST COMPANY

                                                 By ____________________________
                                                 Its ___________________________

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